SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 18, 2012

Ally Auto Receivables Trust 2012-SN1

(Issuing Entity with respect to Securities)

Ally Central Originating Lease Trust

(Registrant and Issuer with respect to Secured Notes)

Ally Auto Assets LLC

(Registrant and Depositor with respect to Securities)

Ally Bank

(Sponsor with respect to Securities)

Delaware	333-181915-02	35-6990827
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

c/o Ally Auto Assets LLC 200 Renaissance Center Detroit, Michigan	48265
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (313) 656-5500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

The registrants are filing the exhibits listed in Item 9.01 below in connection with the issuance of Class A-1 Asset Backed Notes, Class A-2 Asset Backed Notes, Class A-3 Asset Backed Notes and Class A-4 Asset Backed Notes by Ally Auto Receivables Trust 2012-SN1 described in the final Prospectus Supplement dated September 11, 2012.

Item 9.01.	Exhibits

Exhibit 5.1	Opinion of Counsel of Kirkland & Ellis LLP, dated as of September 18, 2012.

Exhibit 8.1	Opinion of Counsel of Kirkland & Ellis LLP, dated as of September 18, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLY AUTO ASSETS LLC

By:	/s/ R. C. Farris
Name:	R. C. Farris
Title:	President

Dated: September 18, 2012

ALLY CENTRAL ORIGINATING LEASE TRUST

By: ALLY CENTRAL ORIGINATING LEASE LLC, on behalf of Ally Central Originating Lease Trust

By:	/s/ Bradley J. Brown
Name:	Bradley J. Brown
Title:	President

Dated: September 18, 2012

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 5.1	Opinion of Counsel of Kirkland & Ellis LLP, dated as of September 18, 2012.

Exhibit 8.1	Opinion of Counsel of Kirkland & Ellis LLP, dated as of September 18, 2012.